UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2018

SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

(952) 828-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

At 11:59 p.m., New York City time, on October 11, 2018, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired with respect to the previously announced merger (the “Merger”) between SUPERVALU INC. (“SUPERVALU”) and Jedi Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of United Natural Foods, Inc. (“UNFI”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 25, 2018, by and among SUPERVALU, SUPERVALU Enterprises, Inc., UNFI and Merger Sub, as amended by the First Amendment to Agreement and Plan of Merger, dated as of October 10, 2018. Expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger. Consummation of the Merger remains subject to other closing conditions in the Merger Agreement, including the approval of SUPERVALU’s stockholders.

SUPERVALU Forward Looking Statements

This document contains, and certain statements made by representatives of SUPERVALU INC. (including any successor thereof, “SUPERVALU”), and its affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. SUPERVALU’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, SUPERVALU’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside SUPERVALU’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against SUPERVALU following the announcement of the merger agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of SUPERVALU or other conditions to closing in the merger agreement; (4) risks related to the financing of the transaction; (5) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the business combination; (8) risks related to the disruption of the transaction to SUPERVALU and its management; (9) the effect of announcement of the transaction on SUPERVALU’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; and (10) other risks and uncertainties identified in SUPERVALU’s filings with the Securities and Exchange Commission (“SEC”). More information about other potential factors that could affect SUPERVALU’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SUPERVALU’s Report on Form 10-K for the fiscal year ended February 24, 2018, as amended, and any updates to those risk factors set forth in SUPERVALU’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exclusive. SUPERVALU cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. SUPERVALU does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, other than as required by applicable law.

Additional Information will be Filed with the SEC

SUPERVALU has filed with the SEC a definitive proxy statement in connection with the contemplated transaction, and SUPERVALU may file with the SEC other documents regarding the proposed transaction. The definitive proxy statement has been mailed to shareholders of SUPERVALU in connection with the proposed transaction. SHAREHOLDERS OF SUPERVALU ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE TRANSACTION CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC BY SUPERVALU, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the definitive proxy statement and other documents filed with the SEC by SUPERVALU through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and other documents filed with the SEC can also be obtained by directing a request to SUPERVALU INC., Investor Relations, P.O. Box 990, Minneapolis, MN 55344.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERVALU INC.

By:	/s/ Stuart D. McFarland
Name:	Stuart D. McFarland
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:    October 12, 2018